           PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (Unaudited)


BASIS OF PRESENTATION

     The Pro Forma Condensed Consolidated Financial Statements of Operations assume the acquisition of (a) Metropolitan, Apple, Page One, Total, AGR and Williams, and the acquisitions of the paging assets of Carrier, Signet Charlotte, All City, Americom, Gold Coast, Lewis, Paging & Cellular, Sun and SigNet Raleigh (collectively, the "ProNet Completed Acquisitions"), (b) the pending acquisitions by the Company of Georgialina and PacWest and the paging assets of VIP (collectively, the "ProNet Pending Acquisitions"), (c) the acquisition of Teletouch, (d) the acquisition by Teletouch of Beepers Plus and the acquisition of the paging assets of Waco and Dial-A-Page (collectively, the "Teletouch Completed Acquisitions"), and (e) Teletouch's pending acquisitions of AACS, Premier and LaPageCo and the acquisitions of the paging assets of Warren, Stay in Touch, Oklahoma and Cimarron (collectively, the "Teletouch Pending Acquisitions") as if they had occurred at the beginning of the period presented. The ProNet Completed Acquisitions and the ProNet Pending Acquisitions are collectively referred to as the "ProNet Acquisitions." The acquisition of Teletouch, the Teletouch Completed Acquisitions and the Teletouch Pending Acquisitions are collectively referred to as the "Teletouch Acquisition." The ProNet Pending Acquisitions, the acquisition of Teletouch and the Teletouch Pending Acquisitions are collectively referred to as the "Pending Acquisitions." The ProNet Acquisitions and the Teletouch Acquisition are collectively referred to as the "Acquisitions." The Acquisitions do not include the acquisition of the Nationwide License. The foregoing defined terms are explained in graphic form below:

                                       "ACQUISITIONS"
- -------------------------------------------------------------------------------------------
     "PRONET ACQUISITIONS"                              "TELETOUCH ACQUISITION"
- ------------------------------------  -----------------------------------------------------
                             "PENDING ACQUISITIONS"
                     ------------------------------------------------
 "PRONET COMPLETED   "PRONET PENDING               "TELETOUCH PENDING  "TELETOUCH COMPLETED
   ACQUISITIONS"      ACQUISITIONS"   "TELETOUCH"     ACQUISITIONS"        ACQUISITIONS"
- -------------------  ---------------  -----------  ------------------  --------------------
Signet Charlotte     Georgialina       Teletouch    Premier             Beepers Plus
Carrier              Pac West                       LaPageCo            Waco
Metropolitan         VIP                            Oklahoma            Dial-A-Page
All City                                            Cimarron
Americom                                            Stay in Touch
Gold Coast                                          AACS
Lewis                                               Warren
Paging & Cellular
Apple
Sun
SigNet Raleigh
Page One
AGR
Total
Williams

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company at March 31, 1996, combines the historical consolidated balance sheet of the Company, the ProNet Pending Acquisitions, Teletouch and the Teletouch Pending Acquisitions as if the Acquisitions and the acquisition of the Nationwide License had occurred on March 31, 1996 and assumes that the Acquisitions were funded with the proceeds of the Company's senior subordinated debt and the Offerings. The accompanying unaudited pro forma condensed consolidated balance sheet of the Company, excluding Teletouch, combines the historical consolidated balance sheet of the Company and the balance sheets of the ProNet Pending Acquisitions as if the acquisitions had occurred on March 31, 1996. The accompanying unaudited pro forma condensed consolidated balance sheet of Teletouch combines the historical consolidated balance sheet of Teletouch and the balance sheets of the Teletouch Pending Acquisitions as if the acquisitions had occurred on March 31, 1996.

     The accompanying unaudited pro forma condensed statement of operations of the Company for the year ended December 31, 1995 combines the pro forma consolidated statement of operations of the Company and

Teletouch as if the Teletouch Acquisition had occurred on January 1, 1995, and assumes that the Acquisitions were funded with the proceeds of the Company's senior subordinated debt and the Offerings. The accompanying unaudited pro forma condensed statement of operations of the Company, excluding Teletouch, for the year ended December 31, 1995, combines the historical consolidated statement of operations of the Company and the statements of operations of the ProNet Acquisitions as if the ProNet Acquisitions had occurred on January 1, 1995. The accompanying unaudited pro forma condensed statement of operations of Teletouch for the year ended December 31, 1995, combines the historical consolidated statement of operations of Teletouch and the statements of operations of the Teletouch Pending Acquisitions and the Teletouch Completed Acquisitions as if the Teletouch Pending Acquisitions and Teletouch Completed Acquisitions had occurred on January 1, 1995.

     The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 1996, combines the pro forma consolidated statement of operations of the Company and the Teletouch Acquisition as if these acquisitions had occurred on January 1, 1996, and assumes that the acquisitions were funded with the proceeds of the Offerings and the Company's senior subordinated debt. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company, excluding Teletouch, for the three months ended March 31, 1996, combines the historical statement of operations of the Company and the statements of operations of AGR, Total, Williams and the ProNet Pending Acquisitions as if the acquisitions had occurred on January 1, 1996. The accompanying unaudited pro forma condensed consolidated statement of operations of Teletouch for the three months ended March 31, 1996, combines the historical statement of operations of Teletouch and the statements of operations of the Teletouch Pending Acquisitions as if the acquisitions had occurred on January 1, 1996.

     The pro forma condensed consolidated financial statements do not purport to represent what the Company's results of operations would have been had the Acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the financial statements of certain Acquisitions and the notes thereto included or incorporated elsewhere herein.

                          PRONET INC. AND SUBSIDIARIES

             SUMMARY PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

                                     ASSETS


                                               PRO FORMA CONSOLIDATED
                                              -------------------------
                                                            TELETOUCH     PRO FORMA                          PRO FORMA
                                              PRONET (1)       (2)       ADJUSTMENTS        FOOTNOTE        CONSOLIDATED
                                              -----------  ------------  ------------  -------------------  ------------
                                                                            (IN THOUSANDS)
Current assets..............................  $    19,040   $    9,313    $   (6,507)      (O),(P),(Q),(R)   $   21,846
Equipment
  Pagers....................................       50,334        6,977         1,462               (R),(T)       58,773
  Communications equipment..................       41,516       16,409        (2,774)                  (R)       55,151
  Security systems' equipment...............       12,304       --            --                                 12,304
  Office and other..........................        9,451        4,177          (731)                  (R)       12,897
                                              -----------  ------------  ------------                       ------------
                                                  113,605       27,563        (2,043)                           139,125
  Less allowance for depreciation...........       38,614        4,514        (4,514)                  (R)       38,614
                                              -----------  ------------  ------------                       ------------
                                                   74,991       23,049         2,471                            100,511
Goodwill and other assets, net..............      217,284       88,011        84,263       (O),(R),(S),(T)      389,558
                                              -----------  ------------  ------------                       ------------
TOTAL ASSETS................................  $   311,315   $  120,373    $   80,227                         $  511,915
                                              -----------  ------------  ------------                       ------------
                                              -----------  ------------  ------------                       ------------

                                          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities.........................  $    28,242   $    5,466    $   (1,660)              (P),(Q)   $   32,048
Deferred payments...........................       16,694       --            --                                 16,694
Long-term debt, less current maturities.....      199,997       93,148       (68,408)          (O),(P),(Q)      224,737
Deferred tax liabilities....................          688        1,507        (1,507)                  (R)          688
Shareholders' equity (deficit)..............       65,694       20,252       151,802           (O),(Q),(R)      237,748
                                              -----------  ------------  ------------                       ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY.....................................  $   311,315   $  120,373    $   80,227                         $  511,915
                                              -----------  ------------  ------------                       ------------
                                              -----------  ------------  ------------                       ------------


- ------------------------
(1) See Schedule A for detail.

(2) See Schedule D for detail.

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES

        SUMMARY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)


                                                   PRO FORMA CONSOLIDATED
                                                  -------------------------
                                                                TELETOUCH     PRO FORMA                PRO FORMA
                                                  PRONET (1)       (2)       ADJUSTMENTS   FOOTNOTE   CONSOLIDATED
                                                  -----------  ------------  -----------  ----------  ------------
                                                                           (IN THOUSANDS)
REVENUES
  Service revenues..............................  $    95,588   $   37,886    $  --                    $  133,474
  Product sales.................................       18,003        6,475       --                        24,478
                                                  -----------  ------------  -----------              ------------
    Total revenues..............................      113,591       44,361       --                       157,952
  Cost of products sold.........................      (18,417)      (7,083)      --                       (25,500)
                                                  -----------  ------------  -----------              ------------
                                                       95,174       37,278       --                       132,452
COST OF SERVICES................................       22,761        6,188          (98)         (U)       28,851
                                                  -----------  ------------  -----------              ------------
  GROSS MARGIN..................................       72,413       31,090           98                   103,601
EXPENSES
  Sales, general and administrative.............       43,463       16,575       (1,632)         (U)       58,406
  Depreciation and amortization.................       33,106       11,886        5,481          (V)       50,473
                                                  -----------  ------------  -----------              ------------
                                                       76,569       28,461        3,849                   108,879
                                                  -----------  ------------  -----------              ------------
    OPERATING INCOME (LOSS).....................       (4,156)       2,629       (3,751)                   (5,278)
OTHER INCOME (EXPENSE)
  Interest expense..............................      (10,514)      (5,653)      (5,593)         (W)      (21,760)
  Interest and other income.....................        1,630           61       --                         1,691
                                                  -----------  ------------  -----------              ------------
                                                       (8,884)      (5,592)      (5,593)                  (20,069)
    LOSS BEFORE INCOME TAXES....................      (13,040)      (2,963)      (9,344)                  (25,347)
Provision (benefit) for income taxes............           62       (1,370)       1,370          (X)           62
                                                  -----------  ------------  -----------              ------------
    NET LOSS....................................  $   (13,102)  $   (1,593)   $ (10,714)               $  (25,409)
                                                  -----------  ------------  -----------              ------------
                                                  -----------  ------------  -----------              ------------


- ------------------------
(1) See Schedule B for detail.

(2) See Schedule E for detail.

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES
        SUMMARY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)


                                                           PRO FORMA
                                                         CONSOLIDATED
                                                   -------------------------
                                                                 TELETOUCH     PRO FORMA                PRO FORMA
                                                   PRONET (1)       (2)       ADJUSTMENTS   FOOTNOTE   CONSOLIDATED
                                                   -----------  ------------  -----------  ----------  ------------
                                                                            (IN THOUSANDS)
REVENUES
  Service revenues...............................   $  24,461    $   10,075    $  --                    $   34,536
  Product sales..................................       3,857         1,520       --                         5,377
                                                   -----------  ------------  -----------              ------------
    Total revenues...............................      28,318        11,595       --                        39,913
  Cost of products sold..........................      (3,555)       (1,793)         179          (V)       (5,169)
                                                   -----------  ------------  -----------              ------------
                                                       24,763         9,802          179                    34,744
COST OF SERVICES.................................       6,509         2,002          (25)         (U)        8,486
                                                   -----------  ------------  -----------              ------------
    GROSS MARGIN.................................      18,254         7,800          204                    26,258
EXPENSES
  Sales, general and administrative..............      11,233         4,233         (408)         (U)       15,058
  Depreciation and amortization..................      10,384         2,998        1,286          (V)       14,668
                                                   -----------  ------------  -----------              ------------
                                                       21,617         7,231          878                    29,726
                                                   -----------  ------------  -----------              ------------
    OPERATING INCOME (LOSS)......................      (3,363)          569         (674)                   (3,468)
OTHER INCOME (EXPENSES)
  Interest expense...............................      (3,830)       (1,927)      (1,067)         (W)       (6,824)
  Interest and other income......................          47           (10)      --                            37
                                                   -----------  ------------  -----------              ------------
                                                       (3,783)       (1,937)      (1,067)                   (6,787)
    LOSS BEFORE INCOME TAXES.....................      (7,146)       (1,368)      (1,741)                  (10,255)
  Provision (benefit) for income taxes...........      --              (601)         601          (X)       --
                                                   -----------  ------------  -----------              ------------
    NET LOSS.....................................   $  (7,146)   $     (767)   $  (2,342)               $  (10,255)
                                                   -----------  ------------  -----------              ------------
                                                   -----------  ------------  -----------              ------------


- ------------------------
(1) See Schedule C for detail.

(2) See Schedule F for detail.

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE A

               PRONET INC. AND SUBSIDIARIES (EXCLUDING TELETOUCH)

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

                                     ASSETS

                                                            HISTORICAL
                                         ------------------------------------------------   PRO FORMA                  PRO FORMA
                                          PRONET      PACWEST     GEORGIALINA      VIP     ADJUSTMENTS    FOOTNOTE    CONSOLIDATED
                                         ---------  -----------  -------------  ---------  -----------  ------------  ------------
                                                                              (IN THOUSANDS)
Current assets.........................  $  17,673   $     316     $     842    $     346   $    (137)           (B)   $   19,040
Equipment
  Pagers...............................     47,485       2,300         1,525          398      (1,374)        (B)(D)       50,334
  Communications equipment.............     31,689       4,656           456        1,198       3,517         (B)(E)       41,516
  Security systems' equipment..........     12,304      --            --           --          --                          12,304
  Office and other.....................      9,024         105           470          119        (267)           (B)        9,451
                                         ---------  -----------  -------------  ---------  -----------                ------------
                                           100,502       7,061         2,451        1,715       1,876                     113,605
  Less allowance for depreciation......     38,614       2,693           672          673      (4,038)           (B)       38,614
                                         ---------  -----------  -------------  ---------  -----------                ------------
                                            61,888       4,368         1,779        1,042       5,914                      74,991
Goodwill and other assets, net.........    151,269         100           800           21      65,094   (B)(C)(D)(E)      217,284
                                         ---------  -----------  -------------  ---------  -----------                ------------

TOTAL ASSETS...........................  $ 230,830   $   4,784     $   3,421    $   1,409   $  70,871                  $  311,315
                                         ---------  -----------  -------------  ---------  -----------                ------------
                                         ---------  -----------  -------------  ---------  -----------                ------------

                                               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities....................  $  27,457   $   1,454     $     573    $      85   $  (1,327)           (B)   $   28,242
Deferred payments......................     16,694      --            --           --          --                          16,694
Long-term debt, less current
 maturities............................    130,297       2,843         2,595          177      64,085      (A)(B)(E)      199,997
Deferred tax liabilities...............        688         150        --           --            (150)           (B)          688
Shareholders' equity (deficit).........     55,694         337           253        1,147       8,263         (A)(B)       65,694
                                         ---------  -----------  -------------  ---------  -----------                ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY................................  $ 230,830   $   4,784     $   3,421    $   1,409   $  70,871                  $  311,315
                                         ---------  -----------  -------------  ---------  -----------                ------------
                                         ---------  -----------  -------------  ---------  -----------                ------------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE B

               PRONET INC. AND SUBSIDIARIES (EXCLUDING TELETOUCH)
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                           HISTORICAL RESULTS
                               -------------------------------------------         PRO FORMA ADJUSTMENTS
                                              PRONET           PRONET       -----------------------------------
                                             COMPLETED         PENDING        PRONET       PRONET
                                           ACQUISITIONS     ACQUISITIONS     COMPLETED     PENDING                PRO FORMA
                                PRONET          (1)              (2)        ACQUISITIONS ACQUISITIONS FOOTNOTE   CONSOLIDATED
                               ---------  ---------------  ---------------  -----------  -----------  ---------  ------------
                                                                       (IN THOUSANDS)
REVENUES
  Service revenues...........  $  56,108     $  28,448        $  11,224      $    (192)   $  --       (F)         $   95,588
  Product sales..............     10,036         5,293            2,674         --           --                       18,003
                               ---------  ---------------  ---------------  -----------  -----------             ------------
    Total revenues...........     66,144        33,741           13,898           (192)      --                      113,591
  Cost of products sold......     (9,421)       (6,071)          (2,925)        --           --                      (18,417)
                               ---------  ---------------  ---------------  -----------  -----------             ------------
                                  56,723        27,670           10,973           (192)      --                       95,174
COST OF SERVICES.............     14,396         5,743            2,622         --           --                       22,761
                               ---------  ---------------  ---------------  -----------  -----------             ------------
    GROSS MARGIN.............     42,327        21,927            8,351           (192)      --                       72,413
EXPENSES
  Sales, general and
   administrative............     23,935        15,992            6,582         (2,195)        (851)  (G)             43,463
  Depreciation and
   amortization..............     18,662         3,020            1,388          5,645        4,391   (H)             33,106
                               ---------  ---------------  ---------------  -----------  -----------             ------------
                                  42,597        19,012            7,970          3,450        3,540                   76,569
                               ---------  ---------------  ---------------  -----------  -----------             ------------
    OPERATING INCOME
     (LOSS)..................       (270)        2,915              381         (3,642)      (3,540)                  (4,156)
OTHER INCOME (EXPENSE)
  Interest expense...........     (8,640)       (1,252)            (622)        --           --                      (10,514)
  Interest and other income..      1,291           339           --             --           --                        1,630
                               ---------  ---------------  ---------------  -----------  -----------             ------------
                                  (7,349)         (913)            (622)        --           --                       (8,884)
    INCOME (LOSS) BEFORE
     INCOME TAXES............     (7,619)        2,002             (241)        (3,642)      (3,540)                 (13,040)
  Provision (benefit) for
   income taxes..............         78           193             (209)        --           --                           62
                               ---------  ---------------  ---------------  -----------  -----------             ------------
    NET INCOME (LOSS)........  $  (7,697)    $   1,809        $     (32)     $  (3,642)   $  (3,540)              $  (13,102)
                               ---------  ---------------  ---------------  -----------  -----------             ------------
                               ---------  ---------------  ---------------  -----------  -----------             ------------

- ------------------------------
(1)  See Schedule H for detail

(2)  See Schedule I for detail

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE C

               PRONET INC. AND SUBSIDIARIES (EXCLUDING TELETOUCH)

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

                                                      ONE MONTH ENDED                       THREE MONTHS ENDED
                                                      JANUARY 31, 1996                        MARCH 31, 1996
                                                   ----------------------              ----------------------------
                                          PRONET   AGR   TOTAL   WILLIAMS   SUBTOTAL   PACWEST   GEORGIALINA   VIP   SUBTOTAL
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
                                                                            (IN THOUSANDS)
REVENUES
  Service revenues......................  $21,016  $198  $  69     $ 87     $21,370    $1,524      $1,058      $509   $3,091
  Product sales.........................    3,146     6     36       14       3,202       242         185       228      655
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
    Total revenues......................   24,162   204    105      101      24,572     1,766       1,243       737    3,746
  Cost of products sold.................   (2,781)  (64)   (92)      (8)     (2,945)     (223)       (260)     (213)    (696)
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
                                           21,381   140     13       93      21,627     1,543         983       524    3,050
COST OF SERVICES........................    5,787    21     23       13       5,844       274         252       139      665
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
  GROSS MARGIN..........................   15,594   119    (10)      80      15,783     1,269         731       385    2,385
EXPENSES
  Sales, general and administrative.....    9,379   126     46       75       9,626     1,159         523       174    1,856
  Depreciation and amortization.........    8,707    16      2        8       8,733       257         102        45      404
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
                                           18,086   142     48       83      18,359     1,416         625       219    2,260
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
  OPERATING INCOME (LOSS)...............   (2,492)  (23)   (58)      (3)     (2,576)     (147)        106       166      125
OTHER INCOME (EXPENSE)
  Interest expense......................   (3,659)   (6)    (1)      (5)     (3,671)      (97)        (54)       (8)    (159)
  Interest and other income.............       27     1      4        3          35      --            12       --        12
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
                                           (3,632)   (5)     3       (2)     (3,636)      (97)        (42)       (8)    (147)
    INCOME (LOSS) BEFORE INCOME TAXES...   (6,124)  (28)   (55)      (5)     (6,212)     (244)         64       158      (22)
  Provision (benefit) for income
   taxes................................    --      --    --       --         --          (99)      --          --       (99)
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
    NET INCOME (LOSS)...................  $(6,124) $(28) $ (55)    $ (5)    $(6,212)   $ (145)     $   64      $158   $   77
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------
                                          -------  ----  -----   --------   --------   -------   -----------   ----  --------

                                                  PRO FORMA ADJUSTMENTS
                                          -------------------------------------
                                                           PRONET
                                          AGR, TOTAL,     PENDING                 PRO FORMA
                                           WILLIAMS     ACQUISITIONS   FOOTNOTE  CONSOLIDATED
                                          -----------   ------------   --------  ------------

REVENUES
  Service revenues......................    -$-           $--                      $24,461
  Product sales.........................    --             --                        3,857
                                            -----       ------------             ------------
    Total revenues......................    --             --                       28,318
  Cost of products sold.................       16              70      (H)          (3,555)
                                            -----       ------------             ------------
                                               16              70                   24,763
COST OF SERVICES........................    --             --                        6,509
                                            -----       ------------             ------------
  GROSS MARGIN..........................       16              70                   18,254
EXPENSES
  Sales, general and administrative.....      (36)           (213)     (G)          11,233
  Depreciation and amortization.........       80           1,167      (H)          10,384
                                            -----       ------------             ------------
                                               44             954                   21,617
                                            -----       ------------             ------------
  OPERATING INCOME (LOSS)...............      (28)           (884)                  (3,363)
OTHER INCOME (EXPENSE)
  Interest expense......................    --             --                       (3,830)
  Interest and other income.............    --             --                           47
                                            -----       ------------             ------------
                                            --             --                       (3,783)
    INCOME (LOSS) BEFORE INCOME TAXES...      (28)           (884)                  (7,146)
  Provision (benefit) for income
   taxes................................    --                 99                   --
                                            -----       ------------             ------------
    NET INCOME (LOSS)...................     $(28)        $  (983)                 $(7,146)
                                            -----       ------------             ------------
                                            -----       ------------             ------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE D

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

                                     ASSETS

                                                              TELETOUCH
                                           FEBRUARY 29,        PENDING
                                               1996         ACQUISITIONS     PRO FORMA               PRO FORMA
                                            TELETOUCH            (1)        ADJUSTMENTS  FOOTNOTE   CONSOLIDATED
                                         ----------------  ---------------  -----------  ---------  ------------
                                                                     (IN THOUSANDS)
Current assets.........................     $    8,394        $   2,086      $  (1,167)        (J)   $    9,313
Equipment
  Pagers...............................          5,401            2,050           (474)        (J)        6,977
  Communications equipment.............         14,853            3,286         (1,730)        (J)       16,409
  Office and other.....................          3,918              470           (211)        (J)        4,177
                                              --------          -------     -----------             ------------
                                                24,172            5,806         (2,415)                  27,563
  Less allowance for depreciation......          4,514            2,320         (2,320)        (J)        4,514
                                              --------          -------     -----------             ------------
                                                19,658            3,486            (95)                  23,049
Goodwill and other assets, net.........         57,512              291         30,208      (J)(K)       88,011
                                              --------          -------     -----------             ------------
TOTAL ASSETS...........................     $   85,564        $   5,863      $  28,946               $  120,373
                                              --------          -------     -----------             ------------
                                              --------          -------     -----------             ------------

                                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities....................     $    5,313        $   1,376      $  (1,223)        (J)   $    5,466
Long-term debt, less current
 maturities............................         58,492            1,903         32,753      (I)(J)       93,148
Deferred tax liabilities...............          1,507               59            (59)        (J)        1,507
Shareholders' equity (deficit).........         20,252            2,525         (2,525)        (J)       20,252
                                              --------          -------     -----------             ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY................................     $   85,564        $   5,863      $  28,946               $  120,373
                                              --------          -------     -----------             ------------
                                              --------          -------     -----------             ------------

- ------------------------
(1) See Schedule G for detail

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE E

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                          HISTORICAL RESULTS
                         -----------------------------------------------------           PRO FORMA ADJUSTMENTS
                              12 MONTHS          TELETOUCH        TELETOUCH     ---------------------------------------
                                ENDED            COMPLETED         PENDING        TELETOUCH      TELETOUCH
                          NOVEMBER 30, 1995    ACQUISITIONS     ACQUISITIONS      COMPLETED       PENDING
                              TELETOUCH             (1)              (2)        ACQUISITIONS   ACQUISITIONS   FOOTNOTE
                         -------------------  ---------------  ---------------  -------------  -------------  ---------
                                                                 (IN THOUSANDS)
REVENUES
  Service revenues.....       $  18,233          $  11,366        $   8,287       $  --          $  --
  Product sales........           2,693              1,247            2,535          --             --
                               --------       ---------------  ---------------       ------    -------------
    Total revenues.....          20,926             12,613           10,822          --             --
  Cost of products
   sold................          (3,854)              (866)          (2,363)         --             --
                               --------       ---------------  ---------------       ------    -------------
                                 17,072             11,747            8,459          --             --
COST OF SERVICES.......           3,469              1,775              944          --             --
                               --------       ---------------  ---------------       ------    -------------
   GROSS MARGIN........          13,603              9,972            7,515          --             --
EXPENSES
  Sales, general and
   administrative......           8,046              5,401            4,524            (864)          (532)         (L)
  Depreciation and
   amortization........           5,542              2,989              564           1,589          1,202          (M)
                               --------       ---------------  ---------------       ------    -------------
                                 13,588              8,390            5,088             725            670
                               --------       ---------------  ---------------       ------    -------------
   OPERATING INCOME
    (LOSS).............              15              1,582            2,427            (725)          (670)
OTHER INCOME (EXPENSE)
  Interest expense.....          (3,999)            (1,253)            (401)         --             --
  Interest and other
   income..............          --                      7               54          --             --
                               --------       ---------------  ---------------       ------    -------------
                                 (3,999)            (1,246)            (347)         --             --
   INCOME (LOSS) BEFORE
    INCOME TAXES.......          (3,984)               336            2,080            (725)          (670)
Provision (benefit) for
 income taxes..........          (1,062)            --                   41            (128)          (221)         (N)
                               --------       ---------------  ---------------       ------    -------------
   NET INCOME (LOSS)...       $  (2,922)         $     336        $   2,039       $    (597)     $    (449)
                               --------       ---------------  ---------------       ------    -------------
                               --------       ---------------  ---------------       ------    -------------


                           PRO FORMA
                         CONSOLIDATED
                         -------------

REVENUES
  Service revenues.....    $  37,886
  Product sales........        6,475
                         -------------
    Total revenues.....       44,361
  Cost of products
   sold................       (7,083)
                         -------------
                              37,278
COST OF SERVICES.......        6,188
                         -------------
   GROSS MARGIN........       31,090
EXPENSES
  Sales, general and
   administrative......       16,575
  Depreciation and
   amortization........       11,886
                         -------------
                              28,461
                         -------------
   OPERATING INCOME
    (LOSS).............        2,629
OTHER INCOME (EXPENSE)
  Interest expense.....       (5,653)
  Interest and other
   income..............           61
                         -------------
                              (5,592)
   INCOME (LOSS) BEFORE
    INCOME TAXES.......       (2,963)
Provision (benefit) for
 income taxes..........       (1,370)
                         -------------
   NET INCOME (LOSS)...    $  (1,593)
                         -------------
                         -------------

- ----------------------------------
(1)  See Schedule J for detail

(2)  See Schedule K for detail

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE F

                  TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         THREE MONTHS ENDED MARCH 31, 1996
                                    (UNAUDITED)

                                                 HISTORICAL RESULTS
                                          ---------------------------------
                                              3 MONTHS                          PRO FORMA ADJUSTMENT
                                               ENDED           TELETOUCH     --------------------------
                                            FEBRUARY 29,        PENDING        TELETOUCH
                                                1996         ACQUISITIONS       PENDING                   PRO FORMA
                                             TELETOUCH            (1)        ACQUISITIONS    FOOTNOTE    CONSOLIDATED
                                          ----------------  ---------------  -------------  -----------  ------------
                                                                        (IN THOUSANDS)
REVENUES
  Service revenues......................     $    7,790        $   2,285       $  --                      $   10,075
  Product sales.........................            815              705          --                           1,520
                                                -------          -------          ------                 ------------
    Total revenues......................          8,605            2,990          --                          11,595
  Cost of products sold.................         (1,214)            (579)         --                          (1,793)
                                                -------          -------          ------                 ------------
                                                  7,391            2,411          --                           9,802
COST OF SERVICES........................          1,706              296          --                           2,002
                                                -------          -------          ------                 ------------
    GROSS MARGIN........................          5,685            2,115          --                           7,800
EXPENSES
  Sales, general and administrative.....          3,155            1,211            (133)           (L)        4,233
  Depreciation and amortization.........          2,562              136             300            (M)        2,998
                                                -------          -------          ------                 ------------
                                                  5,717            1,347             167                       7,231
                                                -------          -------          ------                 ------------
    OPERATING INCOME (LOSS).............            (32)             768            (167)                        569
OTHER INCOME (EXPENSE)
  Interest expense......................         (1,844)             (83)         --                          (1,927)
  Interest and other income.............         --                  (10)         --                             (10)
                                                -------          -------          ------                 ------------
                                                 (1,844)             (93)         --                          (1,937)
    INCOME (LOSS) BEFORE INCOME TAXES...         (1,876)             675            (167)                     (1,368)
  Provision (benefit) for income
   taxes................................           (563)              12             (50)           (N)         (601)
                                                -------          -------          ------                 ------------
    NET INCOME (LOSS)...................     $   (1,313)       $     663       $    (117)                 $     (767)
                                                -------          -------          ------                 ------------
                                                -------          -------          ------                 ------------

- ------------------------
(1) See Schedule L for detail

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE G

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                         TELETOUCH PENDING ACQUISITIONS
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

                                     ASSETS

                                                                                                                        TELETOUCH
                                                                                              STAY IN                    PENDING
                                                   PREMIER   LAPAGECO   OKLAHOMA   CIMARRON    TOUCH    AACS  WARREN   ACQUISITIONS
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
                                                                                    (IN THOUSANDS)
Current assets...................................  $   557     $ 96       $184       $ 24     $   864   $102   $259       $2,086
Equipment
  Pagers.........................................    1,584     --           31       --           114    --     321        2,050
  Communications equipment.......................      406      389        284        101       1,391    496    219        3,286
  Office and other...............................      312        7         11       --            88    --      52          470
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
                                                     2,302      396        326        101       1,593    496    592        5,806
  Less allowance for depreciation................      487      219         81         21         786    479    247        2,320
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
                                                     1,815      177        245         80         807     17    345        3,486
Goodwill and other assets, net...................      193       10          9       --            29     50   --            291
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
TOTAL ASSETS.....................................  $ 2,565     $283       $438       $104     $ 1,700   $169   $604       $5,863
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
                                                   -------   --------   --------   --------   -------   ----  ------   ------------

                                               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities..............................  $   714     $ 68       $  1       $ 75     $   145   $--    $373       $1,376
Long-term debt, less current maturities..........    1,303      121       --         --           312    --     167        1,903
Deferred tax liabilities.........................       59     --         --         --         --       --    --             59
Shareholders' equity (deficit)...................      489       94        437         29       1,243    169     64        2,525
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.......  $ 2,565     $283       $438       $104     $ 1,700   $169   $604       $5,863
                                                   -------   --------   --------   --------   -------   ----  ------   ------------
                                                   -------   --------   --------   --------   -------   ----  ------   ------------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE H
                          PRONET INC. AND SUBSIDIARIES

                         PRONET COMPLETED ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                TWO
                                              MONTHS       THREE                            SIX
                                               ENDED      MONTHS                           MONTHS     EIGHT MONTHS   NINE MONTHS
                                             FEB. 28,      ENDED     FOUR MONTHS ENDED     ENDED      ENDED AUGUST   ENDED SEPT.
                                               1995      MARCH 31,     APRIL 30, 1995     JUNE 30,      31, 1995      30, 1995
                                             ---------     1995      ------------------     1995     --------------  -----------
                                              SIGNET     ---------   METRO-               --------   GOLD             PAGING &
                                             CHARLOTTE    CARRIER    POLITAN   ALL CITY   AMERICOM   COAST   LEWIS    CELLULAR
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
                                                                               (IN THOUSANDS)
REVENUES
  Service revenues.........................    $ 872       $ 532     $ 1,870    $ 1,139    $1,810    $ 427   $  932    $3,016
  Product sales............................      109         197          50         47       430     --        780     1,161
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
    Total revenues.........................      981         729       1,920      1,186     2,240      427    1,712     4,177
  Cost of products sold....................     (109)       (179)        (54)     --         (259)    --       (490)     (887)
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
                                                 872         550       1,866      1,186     1,981      427    1,222     3,290
COST OF SERVICES...........................      273          59         514        272       371       99       48     1,078
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
    GROSS MARGIN...........................      599         491       1,352        914     1,610      328    1,174     2,212
EXPENSES
  Sales, general and administrative........      367         286         592        511       782      160      650     1,122
  Depreciation and amortization............       17          54         215        292       209       51       88       492
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
                                                 384         340         807        803       991      211      738     1,614
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
    OPERATING INCOME (LOSS)................      215         151         545        111       619      117      436       598
OTHER INCOME (EXPENSE)
  Interest expense.........................      (54)        (26)      --          (528)       (4)    --         (4)     (300)
  Interest and other income................        2           1          20      --           97     --         20        13
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
                                                 (52)        (25)         20       (528)       93     --         16      (287)
    INCOME (LOSS) BEFORE INCOME TAXES......      163         126         565       (417)      712      117      452       311
  Provision (benefit) for income taxes.....    --              1         192      --        --        --       --       --
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
    NET INCOME (LOSS)......................    $ 163       $ 125     $   373    $  (417)   $  712    $ 117   $  452    $  311
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------
                                             ---------   ---------   -------   --------   --------   -----   ------  -----------

                                             ELEVEN
                                             MONTHS
                                              ENDED
                                              NOV.
                                               30,               YEAR ENDED DECEMBER 31, 1995
                                              1995    ---------------------------------------------------      PRONET
                                             -------          SIGNET     PAGE                                COMPLETED
                                              APPLE    SUN    RALEIGH     ONE     AGR    TOTAL   WILLIAMS   ACQUISITIONS
                                             -------  ------  -------   -------  ------  ------  --------   ------------

REVENUES
  Service revenues.........................  $ 4,358  $1,528  $ 2,900   $ 4,864  $2,377  $  784   $1,039      $28,448
  Product sales............................      846     246      146       722      72     322      165        5,293
                                             -------  ------  -------   -------  ------  ------  --------   ------------
    Total revenues.........................    5,204   1,774    3,046     5,586   2,449   1,106    1,204       33,741
  Cost of products sold....................   (1,153)   (286)    (123)   (1,216)   (772)   (442)    (101)      (6,071)
                                             -------  ------  -------   -------  ------  ------  --------   ------------
                                               4,051   1,488    2,923     4,370   1,677     664    1,103       27,670
COST OF SERVICES...........................      395     445      700       776     247     313      153        5,743
                                             -------  ------  -------   -------  ------  ------  --------   ------------
    GROSS MARGIN...........................    3,656   1,043    2,223     3,594   1,430     351      950       21,927
EXPENSES
  Sales, general and administrative........    2,861   1,102    1,479     3,142   1,510     528      900       15,992
  Depreciation and amortization............       96     425      419       360     187      17       98        3,020
                                             -------  ------  -------   -------  ------  ------  --------   ------------
                                               2,957   1,527    1,898     3,502   1,697     545      998       19,012
                                             -------  ------  -------   -------  ------  ------  --------   ------------
    OPERATING INCOME (LOSS)................      699    (484)     325        92    (267)   (194)     (48)       2,915
OTHER INCOME (EXPENSE)
  Interest expense.........................    --       --        (78)     (123)    (68)    (13)     (54)      (1,252)
  Interest and other income................    --       --         48         1       8      90       39          339
                                             -------  ------  -------   -------  ------  ------  --------   ------------
                                               --       --        (30)     (122)    (60)     77      (15)        (913)
    INCOME (LOSS) BEFORE INCOME TAXES......      699    (484)     295       (30)   (327)   (117)     (63)       2,002
  Provision (benefit) for income taxes.....    --       --      --        --       --      --      --             193
                                             -------  ------  -------   -------  ------  ------  --------   ------------
    NET INCOME (LOSS)......................  $   699  $ (484) $   295   $   (30) $ (327) $ (117)  $  (63)     $ 1,809
                                             -------  ------  -------   -------  ------  ------  --------   ------------
                                             -------  ------  -------   -------  ------  ------  --------   ------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE I

                          PRONET INC. AND SUBSIDIARIES
                          PRONET PENDING ACQUISITIONS
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                                        PRONET
                                                                                                        PENDING
                                                                  PACWEST     GEORGIALINA     VIP     ACQUISITIONS
                                                               -------------  -----------  ---------  -----------
                                                                                 (IN THOUSANDS)
REVENUES
  Service revenues...........................................    $   5,724     $   3,865   $   1,635   $  11,224
  Product sales..............................................        1,015           789         870       2,674
                                                               -------------  -----------  ---------  -----------
    Total revenues...........................................        6,739         4,654       2,505      13,898
  Cost of products sold......................................         (874)       (1,218)       (833)     (2,925)
                                                               -------------  -----------  ---------  -----------
                                                                     5,865         3,436       1,672      10,973
COST OF SERVICES.............................................        1,233           898         491       2,622
                                                               -------------  -----------  ---------  -----------
  GROSS MARGIN...............................................        4,632         2,538       1,181       8,351
EXPENSES
  Sales, general and administrative..........................        3,970         1,998         614       6,582
  Depreciation and amortization..............................          856           383         149       1,388
                                                               -------------  -----------  ---------  -----------
                                                                     4,826         2,381         763       7,970
                                                               -------------  -----------  ---------  -----------
    OPERATING INCOME (LOSS)..................................         (194)          157         418         381
OTHER INCOME (EXPENSE)
  Interest expense...........................................         (381)         (221)        (20)       (622)
  Interest and other income..................................       --                (1)          1      --
                                                               -------------  -----------  ---------  -----------
                                                                      (381)         (222)        (19)       (622)
    INCOME (LOSS) BEFORE INCOME TAXES........................         (575)          (65)        399        (241)
  Provision (benefit) for income taxes.......................         (209)       --          --            (209)
                                                               -------------  -----------  ---------  -----------
    NET INCOME (LOSS)........................................    $    (366)    $     (65)  $     399   $     (32)
                                                               -------------  -----------  ---------  -----------
                                                               -------------  -----------  ---------  -----------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE J

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                        TELETOUCH COMPLETED ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                  ONE MONTH       EIGHT MONTHS
                                                                 ONE MONTH      ENDED DEC. 31,   ENDED JULY 31,
                                                              ENDED DEC. 31,         1994             1995
                                                                   1994         --------------   --------------    TELETOUCH
                                                              ---------------      BEEPERS          DIAL-A-        COMPLETED
                                                                   WACO              PLUS             PAGE        ACQUISITIONS
                                                              ---------------   --------------   --------------   ------------
                                                                                       (IN THOUSANDS)
REVENUES
  Service revenues..........................................       $127             $ 660           $10,579         $11,366
  Product sales.............................................         17               104             1,126           1,247
                                                                  -----            ------        --------------   ------------
    Total revenues..........................................        144               764            11,705          12,613
  Cost of products sold.....................................        (18)             (163)             (685)           (866)
                                                                  -----            ------        --------------   ------------
                                                                    126               601            11,020          11,747
COST OF SERVICES............................................         16                76             1,683           1,775
                                                                  -----            ------        --------------   ------------
    GROSS MARGIN............................................        110               525             9,337           9,972
EXPENSES
  Sales, general and administrative.........................         70               227             5,104           5,401
  Depreciation and amortization.............................         10                82             2,897           2,989
                                                                  -----            ------        --------------   ------------
                                                                     80               309             8,001           8,390
                                                                  -----            ------        --------------   ------------
    OPERATING INCOME (LOSS).................................         30               216             1,336           1,582
OTHER INCOME (EXPENSE)
  Interest expense..........................................         (1)              (38)           (1,214)         (1,253)
  Interest and other income.................................          3            --                     4               7
                                                                  -----            ------        --------------   ------------
                                                                      2               (38)           (1,210)         (1,246)
    INCOME (LOSS) BEFORE INCOME TAXES.......................         32               178               126             336
  Provision (benefit) for income taxes......................     --                --                --              --
                                                                  -----            ------        --------------   ------------
    NET INCOME (LOSS).......................................       $ 32             $ 178           $   126         $   336
                                                                  -----            ------        --------------   ------------
                                                                  -----            ------        --------------   ------------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE K

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                         TELETOUCH PENDING ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                                                       STAY IN
                                                  PREMIER      LAPAGECO      OKLAHOMA     CIMARRON      TOUCH       AACS
                                                -----------  -------------  -----------  -----------  ---------  -----------
                                                                               (IN THOUSANDS)
REVENUES
  Service revenues............................   $   1,369     $     542     $     655    $     471   $   3,250   $     622
  Product sales...............................         859        --               465           52         883      --
                                                -----------        -----    -----------  -----------  ---------       -----
    Total revenues............................       2,228           542         1,120          523       4,133         622
  Cost of products sold.......................        (309)       --              (462)        (298)     (1,031)     --
                                                -----------        -----    -----------  -----------  ---------       -----
                                                     1,919           542           658          225       3,102         622
COST OF SERVICES..............................         115            52           112           29         312          87
                                                -----------        -----    -----------  -----------  ---------       -----
    GROSS MARGINS.............................       1,804           490           546          196       2,790         535
EXPENSES
  Sales, general and administrative...........       1,405           361            78          141       1,657         195
  Depreciation and amortization...............         185            47        --               20         195          24
                                                -----------        -----    -----------  -----------  ---------       -----
                                                     1,590           408            78          161       1,852         219
                                                -----------        -----    -----------  -----------  ---------       -----
    OPERATING INCOME (LOSS)...................         214            82           468           35         938         316
OTHER INCOME (EXPENSE)
  Interest expense............................        (234)          (22)       --           --             (66)     --
  Interest and other income...................           4            (5)       --           --              17          30
                                                -----------        -----    -----------  -----------  ---------       -----
                                                      (230)          (27)       --           --             (49)         30
    INCOME (LOSS) BEFORE INCOME
     TAXES....................................         (16)           55           468           35         889         346
  Provision (benefit) for income taxes........          22            11        --                8      --          --
                                                -----------        -----    -----------  -----------  ---------       -----
    NET INCOME (LOSS).........................   $     (38)    $      44     $     468    $      27   $     889   $     346
                                                -----------        -----    -----------  -----------  ---------       -----
                                                -----------        -----    -----------  -----------  ---------       -----

                                                              TELETOUCH
                                                               PENDING
                                                  WARREN     ACQUISITIONS
                                                -----------  -----------

REVENUES
  Service revenues............................   $   1,378    $   8,287
  Product sales...............................         276        2,535
                                                -----------  -----------
    Total revenues............................       1,654       10,822
  Cost of products sold.......................        (263)      (2,363)
                                                -----------  -----------
                                                     1,391        8,459
COST OF SERVICES..............................         237          944
                                                -----------  -----------
    GROSS MARGINS.............................       1,154        7,515
EXPENSES
  Sales, general and administrative...........         687        4,524
  Depreciation and amortization...............          93          564
                                                -----------  -----------
                                                       780        5,088
                                                -----------  -----------
    OPERATING INCOME (LOSS)...................         374        2,427
OTHER INCOME (EXPENSE)
  Interest expense............................         (79)        (401)
  Interest and other income...................           8           54
                                                -----------  -----------
                                                       (71)        (347)
    INCOME (LOSS) BEFORE INCOME
     TAXES....................................         303        2,080
  Provision (benefit) for income taxes........      --               41
                                                -----------  -----------
    NET INCOME (LOSS).........................   $     303    $   2,039
                                                -----------  -----------
                                                -----------  -----------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                                                                      SCHEDULE L

                TELETOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES

                         TELETOUCH PENDING ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

                                                                                                                       TELETOUCH
                                                                                             STAY IN                    PENDING
                                                  PREMIER   LAPAGECO   OKLAHOMA   CIMARRON    TOUCH    AACS  WARREN   ACQUISITIONS
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
                                                                                   (IN THOUSANDS)
REVENUES
  Service revenues..............................   $408       $156       $164       $118     $  908    $153   $378       $2,285
  Product sales.................................    308       --          116         13        236    --       32          705
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
    Total revenues..............................    716        156        280        131      1,144    153     410        2,990
  Cost of product sold..........................    (89)      --         (116)       (75)      (238)   --      (61)        (579)
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
                                                    627        156        164         56        906    153     349        2,411
COST OF SERVICES................................     45         17         28          7        119     21      59          296
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
    GROSS MARGIN................................    582        139        136         49        787    132     290        2,115
EXPENSES
  Sales, general and administrative.............    393         90         20         35        447     55     171        1,211
  Depreciation and amortization.................     41         17       --            5         45      3      25          136
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
                                                    434        107         20         40        492     58     196        1,347
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
    OPERATING INCOME (LOSS).....................    148         32        116          9        295     74      94          768
OTHER INCOME (EXPENSE)
  Interest expense..............................    (51)        (4)      --         --           (9)   --      (19)         (83)
  Interest and other income.....................      1          5       --         --          (16)   --     --            (10)
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
                                                    (50)         1       --         --          (25)   --      (19)         (93)
    INCOME (LOSS) BEFORE INCOME
     TAXES......................................     98         33        116          9        270     74      75          675
  Provision for income taxes....................   --           10       --            2       --      --     --             12
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
    NET INCOME (LOSS)...........................   $ 98       $ 23       $116       $  7     $  270    $74    $ 75       $  663
                                                  -------   --------   --------   --------   -------   ----  ------   ------------
                                                  -------   --------   --------   --------   -------   ----  ------   ------------

                 See accompanying notes to unaudited pro forma
                  condensed consolidated financial statements.

                        PRONET INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (UNAUDITED)

   On March 1, 1995, the Company purchased substantially all of the paging assets of Signet Charlotte for approximately $9.0 million, comprised of approximately $4.8 million paid in cash at closing and a $4.2 million deferred payment. On April 1, 1995, the Company completed the purchase of substantially all of the paging assets of Carrier for approximately $6.5 million, comprised of approximately $3.5 million paid in cash at closing and a deferred payment of approximately $3.0 million. Effective May 1, 1995, the Company completed the acquisition of all the outstanding capital stock of Metropolitan for approximately $21.0 million paid in cash at closing. Also effective May 1, 1995, the Company completed the purchase of substantially all of the paging assets of All City for approximately $6.4 million, comprised of approximately $6.0 million paid in cash at closing and a $350,000 deferred payment. Effective July 1, 1995, the Company completed the purchase of substantially all of the paging assets of Americom for approximately $17.5 million, comprised of approximately $8.8 million paid in cash at closing and a deferred payment of $8.7 million. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Lewis for approximately $5.6 million, comprised of approximately $3.5 million paid in cash at closing and a $2.1 million deferred payment. On September 1, 1995, the Company completed the purchase of substantially all of the paging assets of Gold Coast for approximately $2.3 million paid in cash at closing. Effective October 1, 1995, the Company completed the acquisition of substantially all of the paging assets of Paging & Cellular for approximately $9.5 million paid in cash at closing. On December 1, 1995, the Company completed the acquisition of all of the outstanding capital stock of Apple for approximately $13.0 million, comprised of approximately $8.5 million paid in cash and approximately $4.5 million in stock at closing. Effective December 31, 1995, the Company completed the acquisition of substantially all of the paging assets of Sun for approximately $2.3 million paid in cash at closing. Effective January 1, 1996, the Company completed two acquisitions. The Company acquired substantially all of the paging assets of SigNet Raleigh for approximately $8.7 million, comprised of approximately $4.7 million paid in cash at closing and delivery of $3.2 million in common stock of the Company at closing and a $800,000 deferred payment. Also, the Company completed the purchase of substantially all of the outstanding capital stock of Page One for approximately $19.7 million, comprised of approximately $14.8 million paid in cash at closing and a $4.9 million deferred payment. Effective February 1, 1996, the Company completed three additional acquisitions. The Company acquired all of the outstanding capital stock of AGR for approximately $6.5 million paid in cash at closing, Total for approximately $2.2 million, comprised of approximately $400,000 paid in cash and $1.8 million in common stock of the Company at closing, and Williams for $2.7 million paid in cash at closing. In addition, upon the final grant of certain licenses, the Company would pay an additional $1.5 million for AGR and $400,000 for Total. These acquisitions were accounted for as purchases and were financed with the proceeds of the Company's senior subordinated debt and/or borrowings under the Company's credit facility. The results of operations for the ProNet Completed Acquisitions are included in the actual results of operations of the Company from the respective dates of acquisition, and the historical balance sheet of the Company at March 31, 1996 includes these acquisitions.

     In April 1996, the Company signed a letter of intent to purchase all of the outstanding capital stock of Georgialina for an amount to be determined based upon the terms of the agreement. Also in April 1996, the Company signed a definitive agreement to purchase all of the outstanding capital stock of PacWest and another definitive agreement to acquire all the outstanding capital stock of Teletouch. In May 1996, the Company signed a letter of intent to purchase substantially all of the assets of VIP. These transactions will be accounted for as purchases for an approximate aggregate cost of $229.5 million. Also in April 1996, the Company entered into an agreement to purchase the Nationwide License for approximately $43 million. These transactions are expected to close in 1996 and are subject to various conditions and approvals. The Company anticipates these acquisitions will be funded with proceeds from the Offerings.

     All deferred payments listed above are due one year from the closing of the respective transactions and are payable, at the Company's discretion, either in cash or shares of the Company's common stock based on market value at the date of payment.

                      PRONET INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

     On December 29, 1994, Teletouch acquired substantially all of the non-cash assets and assumed certain liabilities of Waco for approximately $2.9 million. Also on December 29, 1994, Teletouch acquired certain assets, liabilities and stock of Beepers Plus for approximately $17.7 million paid in cash. On August 3, 1995, Teletouch acquired substantially all of the non-cash assets and assumed selected liabilities of Dial-A-Page for approximately $49.8 million. These acquisitions were accounted for as purchases and were funded with proceeds from debt and equity financings.

     In April 1996, Teletouch signed definitive agreements or letters of intent to purchase substantially all of the paging assets of Warren, Stay in Touch, Cimarron and Oklahoma, all of the outstanding capital stock of AACS, LaPageCo and Premier. These transactions are expected to close in 1996 and are subject to various conditions and approvals. They will be accounted for as purchases for an approximate aggregate cost of $34.3 million.

     The unaudited pro forma condensed financial statements reflect the transactions as though the Acquisitions had been acquired at the beginning of the period presented. The Company and the Acquisitions, except for Gold Coast, Teletouch, Premier and PacWest, operated on a December 31 fiscal year basis. Gold Coast operated on a June 30 fiscal year basis. Teletouch operates on a May 31 fiscal year basis. Teletouch's results of operations for the six months ended November 30, 1995, were combined with the results of operations for the six months ended May 31, 1995, to reflect the year ended November 30, 1995. Premier operates on a March 31 fiscal year basis. PacWest operates on a November 30 fiscal year basis. The respective results of operations for Signet Charlotte, Carrier, Metropolitan, All City, Americom, Gold Coast, Lewis, Paging & Cellular and Apple from January 1, 1995, to the dates of the respective acquisitions were combined with the actual results of operations of the Company, Sun, SigNet Raleigh, Page One, AGR, Total, Williams, Georgialina and VIP for the year ended December 31, 1995 and the results of operations of PacWest for the twelve months ended November 30, 1995, to determine the pro forma results of operations for ProNet for the year ended December 31, 1995. The respective results of operations for Waco, Beepers Plus and Dial-A-Page from November 30, 1994, to the dates of the respective acquisitions and Premier, LaPageCo, Oklahoma, Cimarron, Stay in Touch, AACS and Warren for the year ended December 31, 1995, were combined with the actual results of operations of Teletouch for the twelve months ended November 30, 1995, to determine the pro forma results of operations for Teletouch for the year ended December 31, 1995. The respective results of operations of AGR, Total and Williams from the date of acquisition were combined with the actual results of operations of the Company, Georgialina and VIP for the three months ended March 31, 1996 and the results of operations of PacWest for the three months ended February 29, 1996, to determine the pro forma results of operations for ProNet for the three months ended March 31, 1996. The respective results of operations of Premier, LaPageCo, Oklahoma, Cimarron, Stay in Touch, AACS and Warren for the three months ended March 31, 1995, were combined with the results of operations of Teletouch for the three months ended February 29, 1995, to determine the pro forma results of operations for Teletouch for the three months ended March 31, 1996.

                        PRONET INC. AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

                    PRONET PRO FORMA FINANCIAL STATEMENTS

     The accompanying ProNet pro forma condensed consolidated balance sheet as of March 31, 1996, has been prepared as if the ProNet Pending
Acquisitions had occurred on that date and reflects the following adjustments:

          (A) Pro forma adjustments are made to record the borrowings under the Company's credit facility and the issuance of the Company's common stock. The following is a detail of these adjustments (in thousands):

                                                           DEBIT     CREDIT
                                                          -------   --------
          Investments in the ProNet Pending Acquisitions  $36,700
            Shareholders' equity (deficit)                          $ 10,000
            Long-term debt, less current maturities                   26,700

     To record the purchases of the ProNet Pending Acquisitions.

          (B) Pro forma adjustments are made to reflect the fair value of those assets acquired and liabilities assumed as a result of the ProNet Pending Acquisitions. The Company will not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt. The following is a detail of these adjustments (in thousands):

        Long-term debt                                    $5,615
        Allowance for depreciation                         4,038
        Current liabilities                                1,327
        Deferred tax liabilities                             150
        Shareholders' equity (deficit)                     1,737
          Current assets                                           $  137
          Equipment                                                 4,038
          Goodwill and other assets                                   860
          Investments in  the ProNet Pending Acquisitions           7,832

     To reflect the allocation of the purchase price of the ProNet Pending Acquisitions and to reflect reductions in certain assets not acquired and liabilities not assumed by the Company.

        (C) Pro forma adjustments are made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets acquired and liabilities assumed. A pro forma adjustment is made to other assets to record the noncompetition agreements based on amounts stated in the respective definitive agreements. The following is a detail of these adjustments (in thousands):

        Goodwill and other assets                       $ 28,868
        Investments in the ProNet Pending Acquisitions            $28,868

     To record goodwill related to the ProNet Pending Acquisitions.

        (D) Pro forma adjustments are made to adjust depreciate pagers according to the method used by the Company. The following is a detail of these adjustments (in thousands):

        Goodwill and other assets                           $ 86
        Pagers                                                       $ 86

     To depreciate pagers related to the ProNet Pending Acquisitions.

                     PRONET INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              (UNAUDITED)

        (E) A pro forma adjustment is made to record the purchase of the Nationwide License. The following is a detail of this adjustment (in thousands):

                                                   DEBIT     CREDIT
                                                 --------   -------
        Communications equipment                 $  6,000
        Goodwill and other assets                  37,000
          Long-term debt, less current maturities           $43,000

     To record the purchase of the Nationwide License.

     The following is a summary of the fair value assigned to the assets acquired and liabilities assumed from the ProNet Pending Acquisitions (in thousands):

                       HISTORICAL COST
                 ----------------------------
                                                                       FAIR
                 PACWEST  GEORGIALINA   VIP    SUBTOTAL  ADJUSTMENTS   VALUE
                 -------  -----------  ------  --------  -----------  -------
Current assets   $  316     $  842     $  346  $ 1,504    $  (137)    $ 1,367
Equipment
  Pagers          2,300      1,525        398    4,223     (1,288)      2,935
  Communications
   equipment      4,656        456      1,198    6,310     (2,483)      3,827
  Office and
   other            105        470        119      694       (267)        427
                 ------     ------     ------  -------    -------     -------
                  7,061      2,451      1,715   11,227     (4,038)      7,189
Less allowance
 for depreciation 2,693        672        673    4,038     (4,038)         --
                 ------     ------     ------  -------    -------     -------
                  4,368      1,779      1,042    7,189         --       7,189
Goodwill, net        --         --         --       --     28,868      28,868
Other assets, net   100        800         21      921       (860)         61
                 ------     ------     ------  -------    -------     -------
Total assets      4,784      3,421      1,409    9,614     27,871      37,485
Current
 liabilities      1,454        573         85    2,112     (1,327)        785
Long-term debt    2,993      2,595        177    5,765     (5,765)         --
                 ------     ------     ------  -------    -------     -------
Net assets       $  337     $  253     $1,147  $ 1,737    $34,963     $36,700
                 ------     ------     ------  -------    -------     -------
                 ------     ------     ------  -------    -------     -------


     The accompanying ProNet pro forma condensed consolidated statement of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, have been prepared by combining the historical results of ProNet and the ProNet Acquisitions for such respective periods and reflect the following adjustments:

        (F) A pro forma adjustment is made to reflect the effect on service revenues related to the segment of the operations of All City not acquired by the Company.

        (G) The pro forma adjustment to sales, general and administrative expenses represents expenses that either would not have been incurred had the ProNet Acquisitions occurred at the beginning of the periods presented. For Signet Charlotte, Carrier, All City, Metropolitan, Lewis, Paging & Cellular, Apple, Sun, SigNet Raleigh, Page One, AGR, Total, Williams, PacWest, Georgialina and VIP cost savings relate to decreased salaries (primarily due to reductions in senior management), office rent, professional fees, telephone costs and bad debts.

        (H) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expenses based on the fair value of the assets acquired as if the ProNet Acquisitions had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. Goodwill is amortized using the straight-line method over a 15-year term.

                       PRONET INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

               TELETOUCH PRO FORMA FINANCIAL STATEMENTS

     The accompanying Teletouch pro forma condensed consolidated balance sheet as of March 31, 1996, has been prepared as if the Teletouch Pending Acquisitions had occurred on that date and reflects the following adjustments:

        (I) Pro forma adjustments are made to record borrowings assuming Teletouch obtains a new credit facility to fund the Teletouch Pending Acquisitions. The following is a detail of these adjustments (in thousands):

                                                            DEBIT    CREDIT
                                                           -------  -------
        Investments in the Teletouch Pending Acquisitions  $34,281
          Long-term debt, less current maturities                   $34,281

     To record the purchases of the Teletouch Pending Acquisitions.

        (J) Pro forma adjustments are made to reflect the fair value of those assets acquired and liabilities assumed as a result of Teletouch Pending Acquisitions. Teletouch will not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt. The following is a detail of these adjustments (in thousands):

        Goodwill and other assets                          $  165
        Long-term debt, less current maturities             1,528
        Allowance for depreciation                          2,320
        Current liabilities                                 1,223
        Deferred tax liabilities                               59
        Shareholders' equity (deficit)                      2,525
          Current assets                                            $ 1,167
          Equipment                                                   2,415
          Investments in the Teletouch Pending Acquisitions           4,238

     To reflect the allocation of the purchase price of the Teletouch Pending Acquisitions and to reflect reductions in certain assets not acquired and liabilities not assumed by the Teletouch.

        (K) Pro forma adjustments are made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets acquired and liabilities assumed. The following is a detail of these adjustments (in thousands):

        Goodwill and other assets                            $30,043
          Investments in the Teletouch Pending Acquisitions           $30,043

     To record goodwill related to the Teletouch Pending Acquisitions.

                         PRONET INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     The following is a summary of the fair value assigned to the assets and liabilities acquired from the Teletouch Pending Acquisitions (in thousands):

                                      HISTORICAL COST
                -----------------------------------------------------------
                                                      STAY IN                                        FAIR
                PREMIER  LAPAGECO  OKLAHOMA  CIMARRON  TOUCH   AACS  WARREN  SUBTOTAL  ADJUSTMENTS   VALUE
                -------  --------  --------  -------- -------  ----  ------  --------  -----------  -------
Current assets  $  557     $ 96      $184      $ 24    $ 864   $102   $259    $2,086    $(1,167)    $   919
Equipment
  Pagers         1,584       --        31        --      114     --    321     2,050       (474)      1,575
  Communications
   equipment       406      389       284       101    1,391    496    219     3,286     (1,730)      1,556
  Office and
   other           312        7        11        --       88     --     52       470       (211)        259
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------
                 2,302      396       326       101    1,593    496    592     5,806     (2,415)      3,391
Less allowance
 for depreciation  487      219        81        21      786    479    247     2,320     (2,320)         --
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------
                 1,815      177        24        80      807     17    345     3,486        (95)      3,391
Goodwill, net       --       --        --        --       --     --     --        --     30,043      30,043
Other assets, net  193       10         9        --       29     50     --       291       (210)         81
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------
Total assets     2,565      283       438       104    1,700    169    604     5,863     28,571      34,434
Current
 liabilities       714       68         1        75      145     --    373     1,376     (1,223)        153
Long-term debt   1,362      121        --        --      312     --    167     1,962     (1,962)         --
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------
Net assets      $  489     $ 94      $437      $ 29   $1,243   $169   $ 64    $2,525    $31,751     $34,281
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------
                ------     ----      ----      ----   ------   ----   ----    ------    -------     -------

     The accompanying Teletouch pro forma condensed consolidated statement of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, have been prepared by combining the historical results of the Teletouch and the Teletouch Acquisitions for such respective periods and reflect the following adjustments:

        (L) The pro forma adjustment to sales, general and administrative expenses represents expenses that would not have been incurred had the Teletouch Pending Acquisitions and the Teletouch Completed Acquisitions occurred at the beginning of the periods presented. For Dial-A-Page, Premier, LaPageCo, Cimarron, Stay in Touch and Warren, cost savings relate to decreased salaries (primarily due to reductions in senior management), office rent and professional fees.

        (M) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expenses based on the fair value of the assets acquired as if the Teletouch Pending Acquisitions and the Teletouch Completed Acquisitions had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. Goodwill is amortized using the straight-line method over a 15-year term.

        (N) The pro forma adjustments reflect the estimated tax impact of the pro forma adjustments reflected in the Teletouch Completed Acquisitions and Teletouch Pending Acquisitions. Dial-A-Page, Waco and Beepers Plus were historically nontaxable entities.

                      PRONET INC. AND SUBSIDIARIES
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (UNAUDITED)

              CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

     The accompanying consolidated pro forma condensed consolidated balance sheet as of March 31, 1996, has been prepared as if the Teletouch Acquisition had occurred on that date and reflects the following adjustments:

          (O) Pro forma adjustments are made to record the (i) proceeds from the Offerings and associated issuance expenses and (ii) write-off of the previous bank debt financing costs. The following is a detail of these adjustments (in thousands):
                                                       DEBIT      CREDIT
                                                      --------   --------
          Current assets                              $207,700
          Goodwill and other assets                      7,100
          Shareholders' equity (deficit)                 2,282
               Goodwill and other assets                         $  2,282
               Long-term debt, less current maturities            120,000
               Shareholders' equity (deficit)                      94,800

     To record the proceeds from the Offerings and associated issuance expenses.

          (P) Pro forma adjustments are made to record payments on the Company's credit facility. The following is a detail of these adjustments (in thousands):

          Current liabilities                         $  1,040
          Long-term debt, less current maturities       95,260
            Current assets                                       $ 96,300

     To record the payments on the Company's credit facility.

          (Q) Pro forma adjustments are made to (i) record the use of cash, (ii) record the payment of Teletouch's debt and (iii) the issuance of stock in connection with the Teletouch Acquisition. The following is a detail of these adjustments (in thousands):

          Shareholders' equity (deficit)              $ 17,447
          Investment in the Teletouch Acquisition       83,422
          Current liabilities                              620
          Long-term debt, less current maturities       93,148
               Current assets                                    $115,101
               Shareholders' equity (deficit)                      79,536

     To record the Teletouch Acquisition.

        (R) Pro forma adjustments are made to reflect the fair value of those assets acquired and liabilities assumed as a result of the Teletouch Acquisition. The following is a detail of these adjustments (in thousands):

          Investment in the Teletouch Acquisition     $ 83,774
          Allowance for depreciation                     4,514
          Deferred tax liabilities                       1,507
          Shareholders' equity (deficit)                 2,805
               Current assets                                    $  2,806
               Equipment                                            1,864
               Goodwill and other assets                           87,930

                       PRONET INC. AND SUBSIDIARIES
      NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               (UNAUDITED)

     To reflect the allocation of the purchase price of the Teletouch
Acquisition.

          (S) Pro forma adjustments are made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets acquired and liabilities assumed. The following is a detail of these adjustments (in thousands):

                                                       DEBIT      CREDIT
                                                      --------   --------
          Goodwill and other assets                   $167,196
            Investments in the Teletouch Acquisition             $167,196

     To record goodwill related to the Teletouch Acquisition.

          (T) Pro forma adjustments are made to depreciate pagers according to the method used by the Company. The following is a detail of these adjustments (in thousands):

          Goodwill and other assets                      $179
            Pagers                                                   $179

     To depreciate pagers related to the Teletouch Acquisition.

     The following is a summary of the fair value assigned to the assets acquired and liabilities assumed from the Teletouch Acquisition (in thousands):

                                     TELETOUCH   ADJUSTMENTS   FAIR VALUE
                                     ---------   -----------   ----------
     Current assets                   $ 9,313     $(2,806)       $ 6,507
     Equipment
       Pagers                           6,977       1,462          8,439
       Communications equipment        16,409      (2,774)        13,635
       Office and other                 4,177        (731)         3,446
                                     --------    --------       --------

                                       27,563      (2,043)        25,520
     Less allowance for depreciation    4,514      (4,514)            --
                                     --------    --------       --------
                                       23,049       2,471         25,520

     Goodwill and other assets, net    88,011      79,445        167,456
                                     --------    --------       --------
     Total assets                     120,373      79,110        199,483
     Current liabilities                5,466        (620)         4,846
     Long-term debt                    94,655     (94,655)            --
                                     --------    --------       --------
     Net assets                      $ 20,252    $174,385       $194,637
                                     --------    --------       --------
                                     --------    --------       --------

     The accompanying pro forma condensed consolidated statement of operations for the year ended December 31, 1995 and for the three months ended March 31, 1996, have been prepared by combining the pro forma results of ProNet and Teletouch for such respective periods and reflect the following adjustments:

        (U) The pro forma adjustment to sales, general and administrative expenses represents expenses that would not have been incurred had the Teletouch Acquisition occurred at the beginning of the periods presented. The cost savings relate to decreased salaries (primarily due to reductions in senior management), office rent and professional fees.

        (V) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expenses based on the fair value of the assets acquired as if the Teletouch Acquisition had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. Goodwill is amortized using the straight-line method over a 15-year term.

                       PRONET INC. AND SUBSIDIARIES
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                (UNAUDITED)

        (W) Interest expense is comprised of interest on the revolving line of credit, senior subordinated debt, the New Notes and the deferred payments, plus the commitment fee on the revolving line of credit. Pro forma adjustments reflect (i) the reversals of interest expense of $2.1 million for the three months ended March 31, 1996 and $7.5 million for the year ended December 31, 1995 on debt of the Acquisitions not assumed by the Company and (ii) increase in interest expense due to the sale of the New Notes at and assumed annual rate of 10.875% and amortization of related debt issuance costs. Interest expense on the deferred payments is provided as required by the definitive agreements or letters of intent.

        (X) At December 31, 1995, the Company had net operating loss carryforwards of $11.0 million for income tax purposes that expire in years 2005 through 2011. No tax benefits were recorded because the realization of net operating losses is not assured beyond a reasonable doubt. Therefore, a pro forma adjustment was made to eliminate any tax benefits associated with the Acquisitions.

     The pro forma condensed consolidated financial information presented is not necessarily indicative of either the results of operations that would have occurred had the Acquisitions taken place at the beginning of the periods presented or of future results of operations of the combined operations.